Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Isabella Bank Corporation (the “Corporation”) on Form 10-Q for the quarterly period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard J. Barz, Chief Executive Officer and Dennis P. Angner, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Richard J. Barz
Chief Executive Officer
(Principal Executive Officer)
November 1, 2011

/s/ Dennis P. Angner
President, Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer)
November 1, 2011

63